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                                                                   EXHIBIT 10.44

CONVENIO Y PROTOCOLO



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                            FUNDACION PRIMERO MEXICO
                                      A.C.




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                                      1999


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                            FUNDACION PRIMERO MEXICO
                                      A.C.

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CONVENIO Y PROTOCOLO QUE CELEBRAN:

         FUNDACION PRIMERO MEXICO A.C.- MEXICO, D.F. - MEXICO
         THE INTRAC GROUP INC.-NUEVA YORK - USA
         ATM CENTER.-NUEVA YORK - USA
         FIDEICOMISO BITAL - MEXICO, D.F. - MEXICO

EN LA CIUDAD DE MEXICO, D.F. SIENDO LOS VEINTIDOS DIAS DEL MES DE ABRIL DE 1999, REUNIDOS EN LA CALLE DE PLAZA MIRAVALLE No. 8, COL. ROMA, DELEGACION CUAUHTEMOC, C.P. 06700 DE ESTA CIUDAD, NOS ENCONTRAMOS LOS AQUI PRESENTES CON EL OBJETO DE FORMALIZAR LAS RELACIONES COMERCIALES ENTRE LAS EMPLRESAS SUSCRITAS TENDIENTES A IMPULSAR INTERNACIONALMENTE LAS ACTIVIDADES DE LA FUNDACION PRIMERO MEXICO, A.C. EN CUANTO AL REFORZAMIENTO DE LOS VALORES EN LA SOCIEDAD MEXICANA CONTRIBUYENDO A QUE ESTA SEA MAS HONESTA, MAS LEAL, MAS RESPETUOSA Y MAS JUSTA.

ESTA PROGRAMA SE BASA EN LA CAPTACION DE DONATIVOS CORPORATIVOS, EN SU MAYORIA EN ESPECIE, DANDOLE UN VALOR AGREGADO Y NUEVOS MERCADOS MEDIANTE LA DISTRIBUCION Y PROMOCION INTERNACIONAL A TRAVES DE INTRAC Y SUS MEDIOS ELECTRONICOS Y DE COMPUTACION MUNDIALES CON APOYO DE ATM CENTER. LA FUNDACION LOS CANALIZARA POR MEDIO DEL FIDEICOMISO EN ACTIVIDADES DE BENEFICIO SOCIAL Y EDUCATIVO EN MEXICO, MOTIVO DE SU CONSTITUCION Y OPERACION.

LA FUNDACION PRIMERO MEXICO A.C., TIENE COMO META FINAL ESTAR DENTRO DE LAS 10 PRIMERAS ORGANIZACIONES NO GUBERNAMENTALES EN UN LAPSO MENOR A UN ANO, IMPLEMENTADO LAS MEDIDAS, LAS ESTRATEGIAS Y LOS INCENTIVOS QUE FOMENTEN Y EXHALTEN LOS VALORES EN LA COMUNIDAD.

ESTE COMPROMISO CONTRACTUAL SE FIRMA POR CUADRUPLICADO EL DIA DE HOY:

POR LA FUNDACION PRIMERO MEXICO A.C.

LIC. MARCOS BUCIO MUJICA,
PRESIDENTE DEL CONSEJO DE ADMINISTRACION
DE LA FUNDACION Y SOCIO - FUNDADOR DE LA
MISMA Y TESORERO DEL COMITE DE
FINANCIAMIENTO                                       //s// Marcos Bucio Mujica
                                                     -------------------------


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-----------------------------
-----------------------------
FUNDACION PRIMERO MEXICO A.C
-----------------------------
-----------------------------


LIC. ERIC JONSSON GAVICA
VICEPRESIDENTE DE LA FUNDACION,
PRESIDENTE DEL COMITE DE FINANCIAMIENTO
Y SOCIO-FUNDADOR DE LA MISMA                         //s// Eric Jonsson Gavica
                                                     --------------------------

ING. JORGE VERA Y PELAEZ
SECRETARIO DEL COMITE DE FINANCIAMIENTO
Y SOCIO-FUNDADOR                                     //s// Jorge Vera Y Pelaez
                                                     --------------------------

LIC. SERGIO HERREJON AYALA
TESORERO DE LA FUNDACION Y VOCAL
EJECUTIVO DEL COMITE DE FINANCIAMIENTO              //s// Sergio Herrejon Ayala
                                                    ---------------------------

LIC. MARIO RAMOS BAUCHE
VOCAL EJECUTIVO DEL COMITE DE
FINANCIAMIENTO
                                                    ---------------------------


LIC. SOFIA ALMAZAN DE JONSSON
DIRECTORA GENERAL
DE LA FUNDACION Y COORDINADORA DEL
COMITE SOCIAL                                    //s// Sofia Almazan De Jonnson
                                                 ------------------------------

LIC. CRISTINA PENICHET DE OSIO
CONSEJERA DELEGADA DEL COMITE
EMPRESARIAL INTERNACIONAL DEL
FIDEICOMISO Y DE LA FUNDACION                   //s// Cristina Penichet De Osio
                                                -------------------------------

DON HARACIO GONZALEZ GONZALEZ
INVITADO ESPECIAL Y MIEMBRO DEL COMITE
EMPRESARIAL
                                                -------------------------------

LIC. FRANCISCO LEMUS
INVITADO ESPECIAL Y ASESOR DEL COMITE
EMPRESARIAL INTERNACIONAL                       //s// Franciso Lemus
                                                -------------------------------


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-----------------------------
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FUNDACION PRIMERO MEXICO A.C
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DON ARTUROS BARRIOS Y ROJO
INVITADO ESPECIAL Y MIEMBRO SUPLENTE DEL
COMITE EMPRESARIAL                                //s// ARTURO BARRIOS Y ROJO
                                                  -----------------------------

POR EL COMITE SOCIAL DEL FIDEICOMISO Y DE LA FUNDACION

LIC. CORAL MORA ALDACO
MIEMBRO DEL COMITE SOCIAL DEL FIDEICOMISO
Y DE LA FUNDACION
                                                  -----------------------------

LIC. LORENA MARTINEZ RODRIGUEZ
MIEMBRO DEL COMITE SOCIAL DEL FIDEICOMISO
Y DE LA FUNDACION
                                                  -----------------------------

LIC. SILVIA URQUIDI NUNEZ
MIEMBRO DEL COMITE SOCIAL DEL FIDEICOMISO
Y DE LA FUNDACION                                   //s// Silvia Urquidi Nunez
                                                  -----------------------------
LIC. BEATRIZ NOETZEL
MIEMBRO DEL COMITE SOCIAL DEL FIDEICOMISO
Y DE LA FUNDACION                                    //s// Beatriz Noetzel
                                                  -----------------------------

POR THE INTRAC GROUP:

MR. THOMAS SETTINERI
PRESIDENTE DEL CONSEJO DE ADMINISTRACION
DE INTRAC Y VOCAL INTERNACIONAL DEL
FIDEICOMISO                                         //s// Thomas Settineri
                                                  -----------------------------

MR. ALVARO VITOLO
PRESIDENTE DE OPERACIONES
INTERNACIONALES DE INTRAC Y VOCAL
SUPLENTE INTERNACIONAL DEL FIDEICOMISO                //s// Alavaro Vitolo
                                                  -----------------------------

ARQ. CARLOS RIVA PALACIO M.
DIRECTOR EJECUTIVO DE INTRAC-MEXICO                //s// Carlos Riva Palacio M.
                                                  -----------------------------


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FUNDACION PRIMERO MEXICO A.C
-----------------------------
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POR ATM CENTER

MR. WARREN ROTHSTEIN
C.E.O. DE D&W ENTERPRISES INC. Y VOCAL DEL
COMITE EMPRESARIAL INTERNACIONAL DEL
FIDEICOMISO                                          //s// Warren Rothstein
                                                  -----------------------------

POR EL FIDEICOMISO DE BITAL, GRUPO FINANCIERO Y BANCO

LIC. MAGALI ROSS CHAIN
SUBDIRECTOR FIDUCIARIO
                                                  -----------------------------

LIC. ALEJANDRO PERDOMO
EJECUTIVO DE FIDUCIARIO
                                                  -----------------------------

TESTIGOS DE HONOR
DON MANEUL LOPEZ PORTILLO                         //s// Manuel Lopez Portillo
                                                  -----------------------------

DON ANGEL FRISCIONE                                  //s// Angel Friscione
                                                  -----------------------------

DON JUAN CARLOS ARNAU
                                                  -----------------------------

DON FRANCISCO CELIS                                  //s// Francisco Celis
                                                  -----------------------------

DON LUIS TOUSSAINT                                    //s// Luis Toussant
                                                  -----------------------------


ESTE ES UN CONVENIO COMPLEMENTARIO A LOS CONTRATOS DE FIDEICOMISO, DE RELACIONES INTRAC-FUNDACION Y OTROS CON DONANTES Y CUALQUIER INSTITUCIO Y FORMARA PARTE DE LOS DOCUMENTOS JURIDICOS DE LA FUNDACION.


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                            FUNDACION PRIMERO MEXICO
                                      A.C.

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AGREEMENT AND PROTOCOL BETWEEN:

         FUNDACION PRIMERO MEXICO A.C.- MEXICO, D.F. - MEXICO
         THE INTRAC GROUP INC.-NEW YORK - USA
         ATM CENTER.-NEW YORK - USA
         FIDEICOMISO BITAL - MEXICO, D.F. - MEXICO

IN THE CITY OF MEXICO, D.F. BEING THE TWENTY SECOND DAY OF THE MONTH OF MAY 1999, UNITED AT PLAZA MIRAVALLE No. 8, COL. ROMA, DELEEFACION CUAUHTEMOC, C.P. 06700 OF THIS CITY. WE ARE PRESENT HEREWITH THE INTENTIONS OF FORMALIZING COMERCIAL RELATIONS BETWEEN THE SUBSCRIBED COMPANIES PENDING INTERNATIONALLY TO IMPEL THE ACTIVITIES OF THE FUNDACION PRIMERO MEXICO A.C. AS FAR AS, REINFORCING THE VALUES IN THE MEXICAN SOCIETY, CONTRIBUTING SO THAT IT WILL BE MORE HONEST, MORE LOYAL, MORE RESPECTFUL AND JUST.

THIS PROGRAM IS BASED ON THE COLLECTION OF CORPORTE DONATIONS. MAINLY IN SPECIES, GIVING THEN AN ADDED VALUE AND NEW MARKETS BY MEANS OF INTERNATIONAL DISTRIBUTION AND PROMOTION THROUGHT INTRAC AND ITS WORLDWIDE MEANS OF ELECTRONICS AND COMPUTATION WITH THE SUPPORT OF ATM CENTER. THE FUNDACION WILL CANALIZED THEN THROUGHT THE TRUST FUND IN ACTIVITIES OF SOCIAL AND EDUCATIVE BENEFIT IN MEXICO, REASON FOR ITS CONSTITUTION AND OPERATION.

THE FUNDACION PRIMERO MEXICO A.C., HAS AS A FINAL GOAL TO BE AMONG THE FIRST 10 GOVERNMENTAL ORGANIZATION WITHIN A LAPSE OF LESS THAN A YEAR, IMPLEMENTIG MEASURES, STRATEGIES AND INCENTIVES TO PROMOTE AND EXHORT VALUES IN THE COMMUNITY.

THIS CONTRACTUAL COMMITMENT IS SIGN IN QUADRUPLETS THE DAY OF TODAY:

FOR THE FUNDACION PRIMERO MEXICO A.C.:

LIC. MARCOS BUCIO MUJICA,
PRESIDENT OF THE ADMINISTRATION COUNSEL
OF THE FUNDACION AND MEMBER FOUNDER
OF THE SAME AND TREASURER OF THE
FINANCIAL COMMITTEE
                                                  -----------------------------


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FUNDACION PRIMERO MEXICO A.C
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LIC. ERIC JONSSON GAVICA
VICE PRESIDENT OF THE FUNDACION,
PRESIDENT OF THE FINANCIAL COMMITTEE
AND MEMBER FOUNDER OF THE SAME.
                                                  -----------------------------

ING. JORGE VERA Y PELAEZ
SECRETARY OF THEFINANCIAL COMMITTEE
AND MEMBER FOUNDER
                                                  -----------------------------

LIC. SERGIO HERREJON AYALA
TREASURER OF THE FUNDACION AND VOCAL
EXECUTIVE OF THE FINANCIAL COMMITTEE
                                                  -----------------------------

LIC. MARIO RAMOS BAUCHE
VOCAL EXECUTIVE OF THE FINANCIAL
COMMITTEE
                                                  -----------------------------

LIC. SOFIA ALMAZAN DE JONSSON
GENERAL DIRECTOR OF THE FUNDACION AND
COORDINATOR OF THE SOCIAL COMMITTEE
                                                  -----------------------------

LIC. CRISTINA PENICHET DE OSIO
ADVISORY DELEGATE OF THE INTERNATIONAL
ENTERPRISE COMMITTEE FOR THE TRUST FUND
AND THE FOUNDATION
                                                  -----------------------------

DON HARACIO GONZALEZ GONZALEZ
SPECIAL GUEST AND MEMBER OF THE
ENTERPRISE COMMITTEE
                                                  -----------------------------

LIC. FRANCISCO LEMUS
SPECIAL GUEST AND ADVISOR OF THE
INTERNATIONAL ENTERPRISE COMMITTEE
                                                  -----------------------------


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FUNDACION PRIMERO MEXICO A.C
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DON ARTUROS BARRIOS Y ROJO
SPECIAL GUEST AND SUBSTITUTE MEMBER OF THE
ENTERPRISE COMMITTEE
                                                  -----------------------------

FOR THE SOCIAL COMMITTEE OF THE TRUST FUND AND THE FUNDACION:

LIC. CORAL MORA ALDACO
MEMBER OF THE SOCIAL COMMITTEE OF THE
TRUST FUND AND THE FUNDACION
                                                  -----------------------------

LIC. LORNEA MARTINEZ RODRIGUEZ
MEMBER OF THE SOCIAL COMMITTEE OF THE
TRUST FUND AND THE FUNDACION
                                                  -----------------------------

LIC. SILVIA URQUIDI NUNEZ
MEMBER OF THE SOCIAL COMMITTEE OF THE
TRUST FUND AND THE FUNDACION
                                                  -----------------------------

LIC. BEATRIZ NOETZEL
MEMBER OF THE SOCIAL COMMITTEE OF THE
TRUST FUND AND THE FUNDACION
                                                  -----------------------------

POR THE INTRAC GROUP:

MR. THOMAS SETTINERI
CHAIRMAN AND C.E.O. OF INTRAC AND
INTERNATIONAL VOCAL OF THE TRUST FUND
                                                  -----------------------------

MR. ALVARO VITOLO
PRESIDENT OF INTERNATIONAL OPERATIONS
OF INTRAC AND SUBSITITUE INTERNATIONAL VOCAL
OF THE TRUST FUND
                                                  -----------------------------

ARQ. CARLOS RIVA PALACIO M.
EXECUTIVE DIRECTOR OF INTRAC-MEXICO
                                                  -----------------------------


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FUNDACION PRIMERO MEXICO A.C
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POR ATM CENTER

MR. WARREN ROTHSTEIN
C.E.O. OF D&W ENTERPRISES INC. AND VOCAL OF THE
INTERNATIONAL ENTERPRISE COMMITTEE
                                                  -----------------------------

FOR THE BITAL TRUST FUND, FINANCIAL GROUP AND BANK:

LIC. MAGALI ROSS CHAIN
SUBDIRECTOR OF TRUST FUND
                                                  -----------------------------

LIC. ALEJANDRO PERDOMO
EXECUTIVE OF THE TRUST FUND
                                                  -----------------------------

HONOR WITNESSES

DON MANEUL LOPEZ PORTILLO
                                                  -----------------------------

DON ANGEL FRISCIONE
                                                  -----------------------------

DON JUAN CARLOS ARNAU
                                                  -----------------------------

DON FRANCISCO CELIS
                                                  -----------------------------

DON LUIS TOUSSAINT
                                                  -----------------------------


THIS IS A COMPLEMENTARY AGREEMENT TO THE CONTRACTS OF THE TRUST FUND, THE RELATION INTRAC-FUNDACION AND OTHERS WITH DONERS AND ANY INSTITUTION AND BECOMES PART OF THE JURIDICAL DOCUMENTS OF THE FUNDACION,